                                                                    EXHIBIT 24.0

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, LTD.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries, Ltd. ("Cooper"), a Bermuda corporation, does hereby make, constitute and appoint Diane K. Schumacher and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2002, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2003.



                                                /s/ James R. Wilson

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, LTD.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries, Ltd. ("Cooper"), a Bermuda corporation, does hereby make, constitute and appoint Diane K. Schumacher and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2002, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2003.



                                              /s/ Stephen G. Butler

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, LTD.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries, Ltd. ("Cooper"), a Bermuda corporation, does hereby make, constitute and appoint Diane K. Schumacher and Terrance V. Helz, and each of them acting individually, her true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in her name and in her capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2002, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 11th day of February, 2003.




                                              /s/ Linda A. Hill

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, LTD.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries, Ltd. ("Cooper"), a Bermuda corporation, does hereby make, constitute and appoint Diane K. Schumacher and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2002, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2003.



                                              /s/ Sir Ralph H. Robins

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, LTD.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries, Ltd. ("Cooper"), a Bermuda corporation, does hereby make, constitute and appoint Diane K. Schumacher and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2002, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2003.



                                              /s/ H. Lee Scott

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, LTD.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries, Ltd. ("Cooper"), a Bermuda corporation, does hereby make, constitute and appoint Diane K. Schumacher and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2002, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2003.



                                              /s/ Dan F. Smith

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, LTD.


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Cooper Industries, Ltd. ("Cooper"), a Bermuda corporation, does hereby make, constitute and appoint Diane K. Schumacher and Terrance V. Helz, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, and in his name and in his capacity or capacities as aforesaid, the Cooper Annual Report on Form 10-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any other documents in support thereof or supplemental thereto, with respect to the fiscal year ended December 31, 2002, and any and all amendments thereto. The undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of February, 2003.




                                              /s/ Gerald B. Smith